UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    August 17, 2010

CTD HOLDINGS, INC.
(Exact name of small business issuer as specified in its charter)

Florida	000-30451	59-3029743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27317 N.W. 78th Avenue High Springs, FL	32643
(Address of principal executive offices)	(Zip Code)

(386) 454-0887
(Issuer’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2010, CTD Holdings, Inc. (the “Company”) appointed Jeffrey L. Tate, Ph.D., age 52, to the Company’s Board of Directors (the “Board”).

Dr. Tate has been President and Chief Operating Officer of NanoSonic Products, Inc. (“NSP”), a wholly-owned subsidiary of the Company responsible for the Company’s product Aquaplex®, since February 2010.  Since July 2010, Dr. Tate has served as Secretary and Treasurer of two of the Company’s other wholly-owned subsidiaries, Ferrazo Environmental Technologies, Inc. and Sphingo Biotech, Inc.  From January 2007 to February 2010, he was president of J-Jireh Products, Incorporated, a company that develops and markets products manufactured using spray drying technology.  From January 1995 to December 2006, Dr. Tate served as a principal of J. Benson Tate Consultants LLC, a management consulting company.  From July 1999 to January 2005, Dr. Tate served as Vice President of Scientific and Regulatory Affairs of Natural Biologics, LLC, a pharmaceutical company.  Dr. Tate received his B.Sc. from the University of Minnesota Department of Botany and his M.Sc. and Ph.D. from the University of Minnesota Graduate School in Management of Technology and Plant Physiology, respectively.

On February 15, 2010, NSP entered into a two-year employment agreement (the “Employment Agreement”) with Dr. Tate, pursuant to which Dr. Tate serves as NSP’s President and Chief Operating Officer.  Under the Employment Agreement, NSP will pay Dr. Tate a base salary of $120,000 per year.  The Employment Agreement terminates upon Dr. Tate’s death, “Complete Disability” (as defined in the Employment Agreement) or NSP’s discharge of Dr. Tate for “Cause” (as defined in the Employment Agreement).  If the Employment Agreement is terminated upon Dr. Tate’s death, “Complete Disability” or NSP’s discharge of Dr. Tate for “Cause,” NSP would pay Dr. Tate any accrued but compensation or benefits through the date of termination.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement dated as of February 15, 2010 between NanoSonic Products, Inc. and Jeffrey L. Tate, Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTD HOLDINGS, INC.

By:	/s/ C.E. Rick Strattan
Name: C.E. Rick Strattan
Title: Chief Executive Officer

Date:  August 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated as of February 15, 2010 between NanoSonic Products, Inc. and Jeffrey L. Tate, Ph.D.